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                                  UNITED STATE
                      SSECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest reported) July 13, 2005

                              BENTLEY COMMERCE CORP
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             (Exact name of registrant as specified in its chapter)


          FLORIDA                   0000-27347                 58-2534003
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

7303 Merchant Court, Sarasota, FL 34240
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code: (941) 870-4952


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02(c) and (d) Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers

         Pursuant to a resolution of the Board of Directors of the Company dated July 13, 2005, the Company has expanded its officers and directors and has made certain changes in the positions of its officers and directors.

         1. ROBERT SCHUMACHER

         Robert Schumacher, who currently serves as a Director and in the officer positions of President, Secretary and Chief Operating Officer has been offered and has accepted the position of Chief Information Officer effective July 18, 2005. Concurrent with Mr. Schumacher assuming the position of Chief Information Officer he has resigned from the position of Chief Operating Officer and as Secretary of the Company. Mr. Schumacher shall maintain his positions as President and will continue as a member of the Board of Directors. Mr. Schumacher has also indicated his intent to stand for re-election to the Board of Directors.

         Robert Schumacher is 62 years of age. Over the past decade, he has launched a number of successful companies ranging from internet design, hosting and marketing, to online software, to the design of medical devices, as well as developing the marketing strategies and online presence for a host of other organizations. Prior to this, Mr. Schumacher was marketing planning, merchandising, and retail vice president of Pennsylvania House, a division of a Fortune 500 company and started its franchised stores and accessory merchandising business. He joined them after leaving National Home Furnishings Association where for ten years was publisher of its award winning industry magazine he created, as well as its associate executive vice president. For eight years preceding this, he was President of Centrum Corporation, a Washington, D.C. headquartered communications firm he founded with offices in Europe. It served a wide range of companies, national and international trade associations, and public service organizations, providing them with marketing, advertising, design, public relations, documentary film production and conference organization.

         Effective January 1, 2004, the Company entered into a two-year consulting agreement with its Mr. Schumacher, the Chief Operating Officer (the "COO") in the amount of $150,000 per year for a total of $300,000 (the "COO Agreement"). The agreement calls for payment to the COO in common stock, with a provision that upon the COO's sale of the stock, the Company will reimburse the COO for any decline in market price of the stock below the value at which the COO originally received the stock. Pursuant to the COO Agreement, as of June 30, 2005, the Company had issued a total of 17,180,000 shares with an original market value of $342,700. The Company and Mr. Schumacher have agreed to continue the Agreement in full force and effect, substituting his position of COO with that of Chief Information Officer.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH ROBERT SCHUMACHER

         On June 6, 2003, Bentley entered into an agreement with American IDC Corp. whereby American IDC Corp. provided programming, website development, design and hosting services for its barter websites. Bentley issued 10,000,000 of restricted common stock to American IDC in exchange for these services. Gordon Lee, a former officer and director of Bentley, is also an officer, the sole director and a controlling shareholder of American IDC Corp. Robert Schumacher, now an officer and director of Bentley, was an officer of American IDC.


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         2. ANNA TAYLOR

         Anna Taylor, who currently serves as operations manager for the Company, has been offered, and has accepted the position of Chief Operating Officer, Executive Vice President and Secretary, effective July 18, 2005. The Company does not have an employment agreement with Ms. Taylor. The Company has no relationships or related transactions with Ms. Taylor.

         Anna Taylor, age 40, has over 15 years of business management experience in national organizations and regional companies. Her career has included serving as Director of Operations for CityGulf Management, Inc., an entertainment and food establishment chain, Director of Property Management for Realty Capital Corporation, a regional commercial real estate company, and Director of Management Services for Worldwide Hockey Facilities, Inc, a sport facility organization. Prior to joining Bentley Commerce, she served as the District Manager for Knowledge Learning Corporation, a major education corporation that operates over 2,000 centers nationwide. Ms. Taylor's expertise is in project development, designing management systems, supervising business initiatives, customer service, and ensuring the financial performance of an organization with a particular emphasis on profit margins. Fort the past five months, she has had the responsibility for the daily operations at Bentley Commerce, auditing and managing accounts, overseeing its programs, and training and developing new associates. Ms. Taylor attended the University of Maryland, Northwestern University for a Business Management Program and University of Texas for a Real Estate Certification.

         In addition, in accordance with Article C of the Company's By-Laws, the Board of Directors has unanimously appointed Anna Taylor to fill a vacancy on the Board for the unexpired term and until either Ms. Taylor or a successor has been duly elected and qualified. The effective date is July 18, 2005. Ms. Taylor is filling the vacancy left by Mr. Joseph Crump. Ms. Taylor has indicated intent to stand for confirmation and election to the Board of Directors. The Company has made no particular arrangements nor has it entered into any understandings with Ms. Taylor regarding her appointment to the Board of Directors. The Company has no relationships or related transactions with Ms. Taylor.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2005                          BENTLEY COMMERCE CORP.

                                             By:    /s/ Bruce Kamm
                                             Name:  Bruce Kamm
                                             Title: CEO


                                             By:    /s/ Robert Schumacher
                                             Name:  Robert Schumacher
                                             Title: COO